Prudential Investment Portfolios 12

Prudential Global Real Estate Fund

Supplement dated June 11, 2014 to the current Summary Prospectus and Prospectus of the fund named above, the “Fund.”

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The Board of Directors of the Fund has approved adding the FTSE EPRA/NAREIT Developed Real Estate Index (“FTSE Index”) as an additional Fund benchmark, effective June 11, 2014.

In connection with this change, the index table in the “Investment Risks and Performance” section of the Fund’s Summary Prospectus and Prospectus is replaced with the following:

Index % (reflects no deduction for fees, expenses or taxes)	One Year	5 Years	10 Years	Since Inception
S&P Developed Property Net Index	5.01	15.60	7.81	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	4.39	16.06	8.78	N/A
S&P 500 Index	32.37	17.93	7.40	N/A

In addition, the glossary section in the Fund’s Prospectus is hereby amended to include the following definition:

FTSE EPRA/NAREIT Developed Real Estate Index. The FTSE EPRA/NAREIT Developed Real Estate Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

LR596